Exhibit 10.3

CONTRATTO DI LAVORO A TEMPO INDETERMINATO	INDEFINITE TERM EMPLOYMENT AGREEMENT
TRA	BETWEEN

La Fourchette (Italy) S.r.l., società di diritto italiano, la cui sede legale è sita in Milano, Piazza Cavour 2 rappresentata da Gail Marie Wasylyshyn, in qualità di Vice President, Tax(qui di seguito la "Società")

La Fourchette (Italy) S.r.l., existing and organized under the law of the Italian Republic, with its head office in Milan, Piazza Cavour 2, legally represented by Gail Marie Wasylyshyn, in her capacity as Vice President, Tax (hereinafter the "Company")

E	AND
Almir Ambeskovic nato a Sarajevo, Bosnia and Herzegovina con domicilio in Lombardia MI Italia (qui di seguito il “Lei” o il "Dirigente", e insieme con la Societa' le “Parti”)	Almir Ambeskovic born in Sarajevo, Bosnia and Herzegovina with domicile in Lombardia MI Italy (hereinafter, “You” or the "Executive" and jointly with the Company referred to as the “Parties”)
E’ CONCORDATO E CONVENUTO QUANTO SEGUE:	IT HAS BEEN AGREED AND DECIDED AS FOLLOWS:
1. Ruolo	1. Job Title
1.1
Il Dirigente è dipendente della Società a far data da ottobre 14, 2014 e, attualmente, ricopre il ruolo di VP, Country Manager. Con effetto dal 1 marzo 2021, il Dirigente ricoprirà il ruolo di Senior Vice President, Chief Executive Officer of TheFork, continuando a essere inquadrato come dirigente, ai sensi e per gli effetti del Contratto Collettivo Nazionale di lavoro per i Dirigenti del Settore Terziario, Distribuzione e Servizi (il "CCNL").
1.2
Il Dirigente potrà essere nominato membro del Consiglio di Amministrazione della Società. Il Dirigente riconosce sin da ora e accetta che la retribuzione di cui al presente contratto è stata determinata tenendo conto di tali nomine cosi come di qualsiasi altra carica sociale rivestita all'interno della Società o di altre società

collegate che potrebbero essere

1.1
The Executive is employed by the Company since October 14, 2014 and currently covers the position of VP, Country Manager. Starting from 1 March 2021 , the Executive will cover the position of Senior Vice President, Chief Executive Officer of TheFork and will continue being qualified as an executive according to the National Collective Agreement for Executives of commercial companies ("Contratto Collettivo Nazionale di Lavoro per i Dirigenti del Settore Terziario, Distribuzione e Servizi" - the "CCNL")
1.2
The Executive could be appointed as member of the Board of Directors. The Executive acknowledges and agrees that the salary mentioned in this agreement has been determined also taking into consideration the corporate office and already compensates such appointment as well any other corporate office within the

Company or any associated company that

assegnate al Dirigente (le "Cariche Sociali"). In tale contesto, il Dirigente rinuncia sin da ora a qualsiasi eventuale importo aggiuntivo, emolumento o compenso relativo allo svolgimento delle Cariche Sociali.

1.3
Il Dirigente riporterà, da un punto di vista Gerarchico, al Consiglio di Amministrazione della Società e, da un punto di vista funzionale, al Consiglio di Amministrazione .
1.4
Il Dirigente sarà tenuto a svolgere le mansioni di cui all’Allegato B – Job Description.

may be assigned to the Executive (the "Corporate Offices"). As a consequence, the Executive waives to any additional fee, emolument or compensation related to the Corporate Offices.

1.3
The Executive will hierarchically report to the Board of Directors of the Company and will functionally report to the Board of Directors.
1.4
The Executive will be required to carry out the duties described under Annex B – Jobe Description.

2. Assunzione	2. Hiring

2.1 Il Dirigente, accettando il presente incarico, dichiara espressamente di non trovarsi attualmente vincolato a nessun altro obbligo,di essere libero da qualsiasi impegno e di non essere soggetto ad alcuna restrizione che potrebbe influire sull’esecuzione del presente Contratto e/o sullo svolgimento delle Sue mansioni.

2.1 The Executive, who accepts this engagement, expressly represents that he is not bound to any other undertaking, is free of any commitment, and is not subject to any restriction that could affect the execution of this Agreement and/or the performance of his duties.

2.2 Il Dirigente svolgerà le sue funzioni in base ai termini previsti dal presente Contratto con decorrenza dal prossimo 1 marzo 2021.	2.2 The Executive will carry out his duties under the terms of the present Agreement as of 1 March 2021.
3. Preavviso	3. Notice period

Il Contratto potrà essere risolto in qualsiasi momento, nei limiti di quanto previsto dalla legge Italiana e dal CCNL, da ciascuna delle Parti, nel rispetto del periodo di preavviso previsto dalla legge italiana e dal CCNL. In caso di licenziamento per colpa grave o per grave violazione dei propri obblighi, non sarà necessario alcun periodo di preavviso.

This Agreement may be terminated at any time, according to the provisions set out by Italian law and by the NCLA, by either Party subject to complying with the notice period provided by law and the NCLA. In case of dismissal for gross negligence or serious breach of duties, no notice period will be due.

4. Mansioni	4. Duties
4.1 Le mansioni del Dirigente potranno essere riviste, di tanto in tanto, al fine di	4.1 The Executive’s duties may be amended from time to time in order to meet the fare fronte all’evolversi delle esigenze della Società; tuttavia, tali modifiche avverranno nel rispetto dell’inquadramento del Dirigente in conformità all’articolo 2103 del Codice Civile italiano.

Company's evolving needs; however such amendment shall correspond to the Executive’s qualification according to article 2103 of the Italian Civil Code.

5.
Retribuzione ed orario di lavoro 5. Compensation and working time

5.1
Il Dirigente riceverà una retribuzione annua lorda pari ad Euro 300.000,00 (Euro trecentomila/00), corrisposta in 14 mensilità (soggette alle deduzioni fiscali e contributive dovute per legge dal Dirigente) così strutturate:
-
Euro 3.890,00 minimo contrattuale ex CCNL;
-
Euro 4.285,00 a titolo di compenso per l'attività di cui al paragrafo 8 che segue;
-
Euro 13.253,00 a titolo di superminimo assorbibile.

Qualsiasi importo che dovesse eccedere la retribuzione minima prevista dal CCNL e che non sia diversamente classificato sarà considerato come Superminimo assorbibile.

ll Superminimo assorbirà, nei limiti dello stesso e fino all'importo massimo stabilito dal CCNL, tutti e qualsiasi aumento di stipendio stabilito dal CCNL e dalle successive modifiche, anche se risultante da una promozione.

Le disposizioni di cui alla precedente clausola, relativa all'assorbimento del superminimo, si applicheranno anche a qualsiasi ulteriore aumento ad personam della retribuzione del Dirigente.

5.2
Bonus
5.1

-
Euro 3,890.00 minimum mandatory salary set out by the NCLA;
-
Euro 4,285.00 by way of compensation for the activity specified under point 8 below;
-
Euro 13,253.00 as superminimo assorbibile.

Any amount exceeding the minimum pay provided by the CCNL and that it is not qualified otherwise will be considered as absorbable Superminimum.

The Superminimum shall absorb, within the limits of the same and in the maximum amount allowed under the CCNL, all and any salary increases provided under the CCNL and subsequent modifications, even those that result from promotions.

The same provisions contained in the previous paragraph regarding the absorption of the superminimum shall apply also to any further ad personam increases of the Executive’s remuneration.

5.2
Bonus

Il Dirigente potrà inoltre ricevere un bonus pari al 60% del suo Stipendio Base soggetto al raggiungimento di obiettivi individuali e/o aziendali. Il diritto del Dirigente a partecipare a tale piano e l'importo di qualsiasi bonus, sarà determinato dalla Società a propria

The Executive is eligible for an annual target bonus opportunity of 60% of base salary and subject to meeting individual and/or company objectives. The Executive’s entitlement to participate in this plan, and the amount of any such bonus, will be determined by the Company in its esclusiva discrezione, prendendo in considerazione i risultati della Società e la performance personale del Dirigente. Il bonus eventualmente corrisposto non costituirà parte della retribuzione contrattuale del Dirigente ai sensi del presente Contratto. A scanso di equivoci, l'importo di tale bonus può essere pari a zero.

Per poter conseguire il pagamento del bonus, il Dirigente dovrà essere ancora in servizio e non in periodo di preavviso (indifferentemente dal fatto che questo sia stato dato dal Dirigente o della Società) alla data stabilita dalla Società per il pagamento del bonus o prima di tale data.

La Società si riserva il diritto di modificare o revocare l'accordo sul bonus di cui sopra in qualsiasi momento senza preavviso e senza che ciò dia diritto al Dirigente ad alcun indennizzo, ad eccezione di eventuali benefici già conseguiti ed esigibili in conformità a quanto previsto nei paragrafi precedenti alla data in cui l'accordo è modificato o revocato, fatto salvo quanto previsto alla clausola di cui sopra.

Se la Società effettua un pagamento di bonus in favore del Dirigente in relazione ad un particolare esercizio finanziario della Società, non sarà obbligata ad effettuare successivi pagamenti di bonus con riguardo agli esercizi finanziari successivi della Società.

Tale bonus sarà privo di qualsiasi incidenza su tutti gli ulteriori istituti economici, contrattuali, normativi e di legge diretti e differiti, ad eccezione del trattamento di fine rapporto.

5.3
Azioni

In conformità a quanto previsto all’interno del presente paragrafo, la Società intende assegnare al Dirigente i) un premio di restricted stock units (“RSU’s”) con un valore (come calcolato di seguito)

absolute discretion taking into account the performance of the Company and the Executive’s personal performance. Any bonus payment will not form part of the Executive’s contractual remuneration under this Agreement. For the avoidance of doubt, the amount of any such bonus may be zero.

In order to receive any bonus payment, the Executive must still be in service and not under notice of termination (whether given by the Executive or the Company) at or prior to the date appointed by the Company for payment of the bonus.

The Company reserves the right to vary or withdraw the bonus arrangement referred to above at any time without prior notice and without entitling the Executive to compensation, other than any benefits already earned and payable in accordance with the above paragraphs at the date on which the arrangement is varied or withdrawn, subject to the clause above.

If the Company makes a bonus payment to the Executive in respect of a particular financial year of the Company, it shall not be obliged to make subsequent bonus payments in respect of subsequent financial years of the Company.

This bonus will have no impact on all other direct, deferred economic, contractual, regulatory and legal institutions, with the exception of TFR.

5.3
Equity

As described herein, the Company would like to present the Executive with i) an award of restricted stock units ("RSUs") with a value (as calculated below) of di $750.000,00 (in USD); e ii) opzioni per l'acquisto di azioni ordinarie ("Stock Option") con un valore (come calcolato di seguito) di $750.000,00 (in USD). Si tratta di una concessione una tantum di RSU e Stock Options secondo quanto previsto dal Piano di incentivazione azionaria e annuale di TripAdvisor, Inc. 2018 (il "Piano 2018") ed è e sarà effettuata subordinatamente all'approvazione del Comitato per la remunerazione del Consiglio di amministrazione di TripAdvisor e ai termini della Local Authority Grant Policy della Società. Il Dirigente riceverà ulteriori informazioni qualora tale approvazione dovesse essere effettivamente concessa, comprese quelle relative alle modalità di accesso a una copia elettronica del Piano 2018 e dell'accordo azionario, che regolerà i termini di tale concessione di RSU e Stock Option. In caso di conflitto o ambiguità tra questa clausola e il Piano 2018 o l'accordo azionario del Dirigente, prevarranno il Piano 2018 e l'accordo azionario.

Il numero di RSU concesse sarà determinato in base al valore di assegnazione di $750.000,00 (in USD) diviso per il prezzo di chiusura delle azioni ordinarie di TripAdvisor, Inc. alla data della concessione, arrotondato per difetto alla più vicina azione intera. Il numero di Stock Option concesse sarà determinato dividendo il valore del premio di $750.000,00 (in USD) per il valore di Black-Scholes delle stock option (come determinato dalla Società, a sua esclusiva discrezione, usando il prezzo di chiusura delle azioni ordinarie di TripAdvisor, Inc. alla data effettiva della concessione), arrotondato per difetto al numero intero più vicino. I premi RSU e il 50% delle Stock Option matureranno per il 25% al primo anniversario della data di concessione e, successivamente, il 6,25% maturerà trimestralmente, fatta salva la decadenza anticipata in caso di cessazione del rapporto per qualsiasi motivo da parte del Dirigente o da parte

$750,000.00 (in USD); and ii) options to purchase shares of common stock ("Stock Options") with a value (as calculated below) of $750,000.00 (in USD). This is a one-time grant of RSUs and Stock Options under the TripAdvisor, Inc. 2018 Stock and Annual Incentive Plan (the "2018 Plan"), and is and is made subject to approval of the Compensation Committee of the Board of Directors of TripAdvisor and pursuant to the terms of the Company’s Local Authority Grant Policy. If such approval is granted, the Executive will receive additional information, including how he can access an electronic copy of the 2018 Plan and equity agreement, which will govern the terms of the RSUs and Stock Options. In the event of any conflict or ambiguity between this letter and the 2018 Plan or the Executive’s equity agreement, the 2018 Plan and the equity agreement will govern.

The number of RSUs granted will be determined based on the award value of

$750,000.00 (in USD) divided by the closing price of TripAdvisor, Inc. common stock on the date of grant, rounded down to the nearest whole share. The number of Stock Options granted will be determined by dividing the award value of $750,000.00 (in USD) by the Black-Scholes value of stock option (as determined by the Company, in its sole discretion, using the closing price of TripAdvisor, Inc. common stock on the effective date of grant), rounded down to the nearest whole number. The RSUs and 50% of the Stock Option awards will vest 25% on the first anniversary of the grant date, and 6.25% will vest quarterly thereafter, subject to earlier forfeiture in the event of your separation of employment for any reason by you or by the Company. The remaining 50% of the Stock Option awards will vest on the third anniversary of the grant date, subject to earlier forfeiture in the event of your separation of employment for any reason by you or by the Company.

The present section is limited to the one-time grants as indicated in this section, and in no way can be interpreted as the della Società. Il restante 50% delle Stock Option maturerà al terzo anniversario dalla data di concessione, fatta salva la decadenza anticipata in caso di cessazione del rapporto per qualsiasi motivo da parte del Dirigente o da parte della Società.

Tale clausola si riferisce esclusivamente alle concessioni una tantum indicate all’interno del presente paragrafo e non potrà essere interpretata in alcun modo come impegno della Società per ulteriori concessioni. L'indicazione di cui sopra è solo a scopo informativo e non incorpora nel presente contratto alcuna disposizione del Piano 2018 e/o dell’accordo azionari. TripAdvisor, Inc. si riserva di volta in volta il diritto di modificare i termini del Piano 2018 a propria esclusiva discrezione.

5.4
Orario di lavoro

Il Dirigente è tenuto a dedicare tutte le proprie energie lavorative in favore della Società ed a supportare gli interessi della Società al meglio delle sue capacità. Il Dirigente si dichiara sin d'ora disponibile a prestare la sua attività lavorativa oltre il normale orario di lavoro, nella misura in cui ciò fosse necessario per l'interesse della Società.

Il Dirigente non percepirà alcuna remunerazione aggiuntiva per le ore di lavoro prestate oltre il normale orario di lavoro della Società. Infatti, la sua retribuzione - cosi come indicata ai paragrafi che precedono - è già comprensiva di ogni attività lavorativa che il Dirigente presterà nell'interesse della Società, anche nel caso in cui tale attività venga svolta oltre il normale orario di lavoro della Società.

Company’s commitment to additional awards. The above indication is for information purposes only and does not incorporate any provisions of the 2018 Plan and/or your equity agreement into the present contract. TripAdvisor, Inc. reserves the right to change the terms of the 2018 Plan in its sole discretion from time to time.

5.4
Working time

The Executive must dedicate his full working power to the Company and must support the Company's interest to the best of his ability. As far as this is required for the benefit of the Company, the Executive is also available to perform the working activity beyond the normal working hours.

The Executive shall not be entitled to additional remuneration for work performed exceeding the Company’s normal hours of work. In fact, his remuneration - as provided under paragraphs above - includes any work activities that he will render in the interest of the Company, even when these will be performed outside the Company’s normal working hours.

6.
Luogo di lavoro - mobilità 6. Place of work – mobility
6.1
Il Dirigente lavorerà presso Piazza Cavour, 2 Piani 5 & 6, 20121 Milano MI, Italia.

6.2
Tuttavia, si conviene espressamente che i compiti assegnati al Dirigente potrebbero richiedere viaggi in Italia ed all’estero in conformità alle disposizioni della legge italiana e del CCNL.
6.3
La Società rimborserà al Dirigente tutte le necessarie e ragionevoli spese, di viaggio e affari, , a fronte della presentazione da parte del Dirigente dei relativi giustificativi, quali ricevute o fatture, in conformità a quanto previsto dalla legislazione fiscale vigente.
6.1

6.2
Nonetheless, it is expressly agreed that the Executive’s duties could require her/him to make trips both in Italy and abroad according to the provisions of Italian law and NCLA.
6.3
The Company shall reimburse the Executive for any necessary and reasonable business and travel expenses, on the condition that the Executive provides proper individual proof of such expenses such as receipts and invoices, in compliance with the fiscal regulations.

7.
Ferie 7. Holidays

7.1
Il Dirigente avrà diritto ad un periodo di ferie retribuite in conformità alle disposizioni del CCNL. Il Dirigente avrà diritto ad un periodo di ferie retribuite pari a 30 giorni l’anno in conformità alle disposizioni del CCNL.
7.2
Tali ferie potranno essere godute in qualsiasi momento, in accordo con la Società e subordinatamente alle esigenze della stessa.
7.3
Il periodo di ferie annuale deve, di regola, essere fruito durante l'anno di maturazione. Ove ciò non sia possibile per oggettive ragioni organizzative o per motivi personali del Dirigente, il Dirigente dovrà comunque fruire di almeno due settimane di vacanza durante l'anno di maturazione e le rimanenti ferie entro e non oltre i 18 mesi successivi.
7.1

7.2
These holidays may be taken at any time mutually agreed upon with the Company subject to the Company's needs.
7.3
The entire annual holiday leave shall, as a rule, be taken during the calendar year during which it is accrued. If this is not possible due to objective business reasons or the Executive’s personal reasons, the Executive shall take at least two weeks of holiday leave during the year of accrual and the remaining holiday leave within the following 18 months.

8.
Proprietà Intellettuale 8. Intellectual Property

8.1
Durante lo svolgimento del rapporto di lavoro e dopo la sua cessazione, il Dirigente è tenuto a firmare tutti i documenti e a compiere tutti gli atti necessari per l'applicazione della presente clausola. In considerazione della job position e delle relative mansioni, il Dirigente potrebbe creare e sviluppare migliorie, innovazioni,
8.1

invenzioni e/o opere dell'ingegno correlate a tale attività e/o comunque all'attività svolta dalla Società e suscettibili di protezione ai sensi del Codice della Proprietà Industriale (Decreto Legislativo n. 30 del 2005) o della Legge sul diritto d'autore (Legge 633 del 1941) ("Diritto/i di Proprietà Intellettuale”).

8.2
Se durante l’esecuzione del presente Contratto, il Dirigente metterà a punto o scoprirà, ovvero contribuirà a mettere a punto o a scoprire, un qualsiasi Diritto di Proprietà Intellettuale, relativo o comunque idoneo ad essere sfruttato in relazione all'attività della Società e/o di altra Società del Gruppo (il/i "Diritto/i di Proprietà Intellettuale della Società”), egli ne darà immediatamente notizia, fornendo tutti i dettagli del Diritto di Proprietà Intellettuale direttamente alla Società o al soggetto dalla stessa indicato.
8.3
Le parti quindi si danno reciprocamente atto che l'attività creativa e/o inventiva del Dirigente è contemplata nel novero delle mansioni previste dal rapporto di lavoro e che tale attività è pienamente disciplinata dal presente contratto. Il Dirigente riconosce espressamente che il corrispettivo per lo svolgimento di tale attività e per la cessione alla Società (o a qualsiasi soggetto da essa designata) di qualsiasi Diritto di Proprietà Intellettuale della Società è ricompreso nello Stipendio di Base di cui al precedente articolo 5. Conseguentemente, nella misura in cui un Diritto di Proprietà Intellettuale della Società, in qualsivoglia giurisdizione, non sorga direttamente in capo alla Società per effetto della legge, il Dirigente sin d'ora lo cede irrevocabilmente alla Società, se necessario tramite una cessione da perfezionarsi nel momento in cui venga ad esistenza, inclusa ogni relativa facoltà e diritto, incluso quello di azionare il Diritto di Proprietà Intellettuale della Società a fronte di violazioni anche pregresse, garantendone la titolarità e la totale assenza da qualsivoglia gravame. E' fatto salvo il suo diritto morale di essere riconosciuto autore.

relationship and/or to the Company's activity, eligible for protection under the Industrial Property Code (Legislative Decree no. 30 of 2005) or under the Copyright Act (Law no. 633 of 1941) ("Intellectual Property Right").

8.2
If during this Agreement the Executive will make or discover, or participate in the making or discovery of any Intellectual Property Right relating to or capable of being used in the business of the Company and/or Group Company (the “Company’s Intellectual Property Right”), the Executive shall promptly disclose and deliver full details of the Company’s Intellectual Property Right to the Company, or to its nominee as it may direct.

8.3
The parties therefore acknowledge that the Executive's creative and/or inventive activity is included within the scope of the employment relationship, and that such activity is fully regulated by this contract. The Executive expressly agree that remuneration for the performance of any such inventive activity and for the assignment to the Company (or to any person designated by it) of any and all Company's Intellectual Property Rights originating therefrom is included in the Salary set out in paragraph 5 herein. Therefore, to the extent that in any jurisdictions a Company’s IP Intellectual Property Right have not vested or do not vest in the Company by operation of law, the Executive hereby irrevocably assign it to the Company, if necessary by way of future assignment, with full title guarantee, absolutely and free from all encumbrances, together with all accrued rights of action in respect of any infringement of such Company’s Intellectual Property Right. In any case, the Executive shall be entitled to be recognized as the author.

8.4
The Executive shall execute and do all such acts, matters, documents and things
8.4
Il Dirigente sottoscriverà e stipulerà tutti gli atti, il materiale, la documentazione necessaria e opportuna – e compirà qualsiasi atto necessario o opportuno –

(i) per registrare e proteggere qualsiasi Diritto di Proprietà Intellettuale della Società e qualsiasi suo sviluppo o miglioria; e (ii) per attribuire in via definitiva alla Società ovvero al soggetto indicato da quest'ultima la titolarità di tale Diritto di Proprietà Intellettuale della Società.

8.5
La Società avrà il diritto di utilizzare i Diritti di Proprietà Intellettuale della Società nella maniera ritenuta più opportuna. Il Dirigente non farà uso di tali diritti in alcun modo, salvo che sia necessario per l’espletamento delle proprie mansioni in conformità al presente contratto, e non rivelerà ad alcun terzo, né durante il periodo di validità del presente Contratto né successivamente, o permetterà che alcun terzo utilizzi tali diritti ovvero ne riveli in alcun modo il contenuto.
9.
Benefit

as may be necessary or reasonably required (i) to register and protect any of the Company’s Intellectual Property Right or improvements or developments of or to the Company’s Intellectual Property Right; and

(ii) to vest title in or relating to the Company’s Intellectual Property Right in the Company (or its nominee as it shall direct) absolutely.

8.5
The Company shall be entitled to make such use of the Company’s Intellectual Property Rights as it deems appropriate. The Executive shall not use the Company’s Intellectual Property Right in any manner, save as is necessary in performing the Executive’s duties pursuant to this contract, and shall not disclose, or permit any third party to use or disclose, the Company’s Intellectual Property Right, in any manner, at any time ether during or after termination of this Agreement.

9.
Benefits

9.1
Il Dirigente beneficerà di piani pensione, piani di assistenza sanitaria, ed altri benefits qualora sottoscritti dalla Società a favore dei Dirigenti e/o previsti dal CCNL.
9.2
I dettagli relativi al funzionamento di tali benefit saranno forniti, dietro richiesta del Dirigente, dal Dipartimento Risorse Umane.
9.3
Per poter beneficiare dei benefit offerti dalla Società il Dirigente è tenuto a compilare i necessari documenti (di lavoro) che dovranno essere poi accettati dai relativi fornitori.
9.4
La Società si riserva il diritto di modificare, revocare, ridimensionare o sostituire uno qualsiasi dei benefits sopra menzionati. La concessione di detti benefits è subordinata alle condizioni poste dai prestatori e se qualsiasi di tali prestatori si dovesse rifiutare, per ragioni estranee alla Società, di concedere al Dirigente, o a un membro della famiglia del Dirigente, il relativo benefit, la Società
9.1

9.2
Full details of benefit schemes will be provided, at Executive’s request, by the HR Department.

9.3
Executives must complete the necessary paperwork with acceptance by the relevant suppliers to be eligible to participate in the benefit schemes the Company offers.
9.4
The Company reserves the right to alter, terminate, reduce or substitute any of the benefits. The benefits are subject to the rules of the providers and if any scheme provider refuses, for any reason extraneous to the Company, to provide any benefits to the Executive, or a member of the Executive’s family, the Company shall not be liable to provide any such benefits itself or compensation in lieu.

non sarà tenuta a concederle il benefit in oggetto in sostituzione del prestatore né a compensarla in alcun modo.

10.
Obblighi professionali 10. Professional obligations

10.1
Lealtà: Il Dirigente si impegna a svolgere tutti i compiti con lealtà, competenza e diligenza, in conformità alle leggi vigenti, a procedure e regolamenti interni aziendali, al budget di Gruppo e della Società.

Il Dirigente si impegna ad operare, in qualsiasi momento, nel migliore interesse della Società.

10.2
Esclusività della prestazione: In considerazione della natura dei servizi assegnati e della natura dell’attività della Società, il Dirigente si impegna a riservare il proprio servizio esclusivamente alla Società, per tutta la durata del presente Contratto, e non potrà svolgere altra attività professionale, anche se non concorrenziale, come Dirigente o in altro ruolo, senza previo espresso consenso scritto da parte della Società.
10.3
Segreto professionale e riservatezza: Nel corso del periodo di efficacia del presente Contratto, il Dirigente sarà tenuto a ottemperare strettamente all’obbligo generale di discrezione ed assoluta riservatezza in merito a tutte le informazioni ed i documenti relativi all’attività della Società e/o del Gruppo dei Dirigenti o rispettivi clienti, ai quali ha avuto accesso o che sono state allo stesso affidati in relazione ai suoi compiti.

A tale proposito, le “informazioni riservate” includono, a titolo esemplificativo, informazioni relative a fornitori della Società e/o qualsiasi Società del Gruppo, dettagli su clienti e relative esigenze, prezzi richiesti e condizioni commerciali applicate a clienti, informazioni finanziarie, risultati e stime.

Le “Informazioni riservate” includono anche dettagli su Dirigenti, la loro retribuzione, idee, metodologie aziendali,

10.1

The Executive undertakes to act at all times in the Company's best interests.

10.2
Exclusivity of service: Given the nature of the duties entrusted to the Executive, and the nature of the Company's business, the Executive undertakes to reserve for the Company his exclusive service throughout the duration of this Contract, and may not engage in any other professional occupation, even non-competing, whether as an Executive or otherwise, absent express prior consent in writing from the Company.
10.3
Secrecy and confidentiality: During the performance of this Agreement of employment, the Executive will be bound to comply strictly with a general duty of discretion and absolute confidentiality for all the information and documents relating to the activities of the Company and/or any Group Company, of its or their Executives or its or their respective clients, to which he will have had access or which were entrusted to him in connection with his duties.

In this respect, “confidential information” includes, but is not limited to, information relating to the Company’s, and/or any Group Company’s details of suppliers and their terms of business, details of customers or clients and their requirements, the prices charged and terms of business with customers, financial information results and forecasts.

piani finanziari, piani di marketing, di sviluppo, piani relativi all’organico aziendale, accordi di vendita, sistemi informatici, software, know-how, segreti commerciali o altre questioni legate a prodotti o servizi ideati, commercializzati, forniti o ottenuti dalla Società, le controllate o collegate e qualsiasi informazione che venga confidenzialmente data alla Società, a controllate o collegate da clienti, fornitori o altri.

Le "Informazioni riservate" includono anche informazioni riguardanti qualsiasi acquisizione, alleanza strategica o joint venture avviata dalla Società, e/o qualsiasi Società del Gruppo o qualsiasi proposta di acquisizione, alleanza strategica o joint venture oggetto di considerazione da parte della Società, e/o da qualsiasi Società del Gruppo, informazioni riguardanti lo stato o l'esito di qualsiasi negoziazione intrapresa dalla Società, e/o qualsiasi Società del Gruppo, informazioni riguardanti l'esistenza o i termini di qualsiasi contratto commerciale stipulato dalla Società, e/o qualsiasi Società del Gruppo.

L’assoluto divieto di divulgare o utilizzare informazioni e documenti rimarrà efficace, senza limitazioni, fintantoché tali informazioni siano riservate, dopo la risoluzione del Contratto per qualsivoglia ragione.

Conseguentemente, e salvo nell’esecuzione dei compiti assegnati ai sensi del presente Contratto, il Dirigente, in nessun momento ed in nessun modo, farà, o farà fare, copie, fotografie, duplicati, copie anastatiche o altre riproduzioni o registrazioni, né estratti o sommari, in qualsivoglia formato, di o da relazioni, studi, memoranda, corrispondenza, manuali, incartamenti, banche dati, piani, design, progetti, produzioni, software o liste di clienti o prezzi, o altro materiale scritto, stampato o registrato in nessun modo e in nessun formato o di prodotti o materiali che

“Confidential information” also includes details of Executives and their remuneration, ideas, business methods, financial, marketing, development or manpower plans, sales agreements, computer systems and software know-how or trade secrets or other matters connected with the products or services manufactured, marketed, provided or obtained by the Company, and/or any Group Company and any information which has been given to the Company, and/or any Group Company in confidence by customers, suppliers or other persons.

“Confidential information” also includes information regarding any acquisition, strategic alliance or joint venture effected by the Company, and/or any Group Company or any proposed acquisition, strategic alliance or joint venture being considered by the Company, and/or any Group Company, information regarding the status or outcome of any negotiations engaged in by the Company, and/or any Group Company, information regarding the existence or terms of any commercial contract entered into by the Company, and/or any Group Company.

This strict interdiction to divulge or use information and documents will remain in effect, without limitation for so long as the relevant information shall remain confidential, after the termination of this Agreement for any reason whatsoever.

Accordingly, and except in performance of his duties in accordance with this Contract, he will not, at any time and in any way, make or cause to be made any copy, photograph, duplicate, facsimile or other reproduction or record, nor any extract or summary, on any medium whatsoever, of or from any report, study, memorandum, correspondence, manual, dossier, data-base, plan, design, project, production, software or lists of customers or prices, or other written, printed or recorded material in any manner and on any medium whatsoever, or of products or elements belonging to or in the possession of the Company, and/or any Group Company, or appartengono alla, o sono in possesso della, Società o di qualsiasi Società del Gruppo o dei rispettivi clienti. Il Dirigente non avrà diritto, titolo o interesse in alcun documento, informazione o materiale di tal genere.

Qualsiasi violazione dell’obbligo assoluto di riservatezza potrà costituire una grave negligenza o un caso di colpa grave.

10.4
Pubblicazione: Senza previo consenso scritto della Società, il Dirigente, in particolare, si asterrà da rendere pubbliche informazioni che appartengano a una o più collegate o alla Società, o studi basati su attività svolta per la Società o suoi clienti, ovvero si asterrà dal riferire informazioni o risultati ottenuti da clienti.
10.5
Restituzione di materiale: Si precisa che tutti i beni forniti al Dirigente per lo svolgimento dei suoi compiti rimarranno di esclusiva proprietà della Società.

Il Dirigente, il giorno in cui vengano a cessare i suoi compiti presso la Società, per qualsivoglia motivo, si impegna a restituire, senza necessità di richiesta o preavviso da parte della Società, ovvero anche prima se richiesto dalla Società, qualsiasi supporto, scritto o registrato, contenente informazioni riservate, incluso, a titolo esemplificativo, documenti, studi, documentazione, corrispondenza, dischetti, statistiche o copie in suo possesso relative alla Società, a società collegate, a clienti della Società o di società collegate e si asterrà dal tenerne copia, direttamente o indirettamente, in qualsiasi formato; si impegna altresì a restituire qualsiasi attrezzatura affidatagli dalla Società in relazione al suo rapporto di lavoro.

of its or their respective clients. S/he will have no right, title or interest in any such documents, information or materials.

Any breach of this strict duty of confidentiality may constitute gross negligence or serious misconduct.

10.4
Publication: Absent prior consent in writing from the Company, the Executive will abstain in particular from publishing any information belonging to one or more affiliates or to the Company, or any study based on work performed for the Company or its clients, or from referring to information or results obtained from clients.
10.5
Return of material: It is specified that all the material provided to the Executive for carrying out his duties remain the sole property of the Company.

The Executive undertakes to return, on the day his duties within the Company cease for any reason whatsoever, and without requiring a request or prior notice from the Company, or previously at the Company's request, any written or recorded medium containing confidential information, including without limitation any documents, studies, documentation, correspondence, diskettes, statistics or copies in his possession relating to the Company or any affiliate or client of the Company or affiliates, and will abstain from keeping any copy thereof, directly or indirectly, on any medium whatsoever, and will return any equipment entrusted to him by the Company in connection with his employment.

11.
Patto di non concorrenza e divieto di storno
11.

Per tutta la durata del rapporto di lavoro e per un periodo di 12 mesi successivo

For the duration of your employment relationship and for a period of 12 months after its termination,You hereby undertake alla cessazione del rapporto, Lei si impegna a non intraprendere - all'interno dell’Unione europea e del Regno Unito - le seguenti attività:

(a)
svolgere attività lavorativa od essere coinvolto, a qualsiasi titolo, sia direttamente che indirettamente, sia a fronte di un corrispettivo sia senza percepire una remunerazione, con qualsiasi persona, organizzazione o società che svolga Attività d’Impresa in Concorrenza con, o simile o connessa a, quella svolta dalla Società o dalle Società del Gruppo ed, in particolare che sviluppano e/o distribuiscono prodotti e/o servizi analoghi a quelli sviluppati e/o distribuiti dalla Società e/o dalle Società del Gruppo o che perseguono interessi contrastanti a quelli della Società e/o delle Società del Gruppo, o a mantenere un qualche interesse in tali persone, organizzazioni o società;
(b)
costituire, direttamente o indirettamente, singolarmente o unitamente ad altre persone o per conto delle stesse, un'azienda che sia in concorrenza/svolga Attività d’Impresa in Concorrenza con la Società o con qualsiasi

Società del Gruppo, ovvero entrare a far parte, in qualità di dipendente, consulente, agente o ad altro titolo, di un concorrente della Società o di qualsiasi Società del Gruppo;
(c)
mantenere in qualsiasi maniera, sia direttamente che indirettamente, relazioni commerciali con persone, clienti, collaboratori, organizzazioni o società con le quali la Società o le Società del Gruppo abbiano intrattenuto relazioni commerciali durante i due anni precedenti la cessazione del suo rapporto;
(d)
sollecitare o tentare di sollecitare, direttamente o indirettamente,:

(a) alcun cliente della Società con il quale ha avuto contatti o ha

- within the territory of EU and the UK - any of the following activities:

(a)
to work for or be involved with, in any manner, directly or indirectly and whether paid or unpaid, any person, organization or company pursuing Competitive Business Activity with or similar or related activities to that of the Company and/or the Group Companies and, in particular, which develop and/or distribute products and services similar to those developed/ distributed by the Company and/or Group Companies and/or whose business conflicts with the business interests of the Company and/or of any other Group Companies or to have or take any interest in such person, organization or company;
(b)
to set up, directly or indirectly, either alone or jointly, with or on behalf of others, a rival business/ Competitive Business Activity in relation to the Company or of any other of the Group Companies or to join as employee, consultant, agent or whatsoever, a competitor of the Company or of any other of the Group Companies;

(c)
to maintain in any manner whatsoever, whether directly or indirectly, business contacts with any person, customer, merchant, organization or company with whom the Company or any other of the Group Companies had any business contacts during the last two years preceding the termination of the your employment;
(d)
should not directly or indirectly, solicit or attempt to solicit: (a) any of the Company’s customers with whom he has had contact, dealt with (e.g. directly or actively supervised dealings with), or (b) any of the

Company’s prospective customers (prospect) for whom he has made a formal presentation or has supervised a formal presentation, during the last two (2) years of his employment with the Company, for the purpose of avuto a che fare (ad esempio, soprintendendo, direttamente o attivamente, i rapporti), o (b) alcun potenziale cliente della Società (prospect), per il quale ha effettuato una presentazione ufficiale o ha soprinteso la presentazione ufficiale, nel corso degli ultimi due (2) anni del suo rapporto di lavoro presso la Società, al fine di promuovere Attività d’Impresa in Concorrenza.

Attività d’Impresa in Concorrenza significa:

-
Tutte le interfacce digitali che offrono servizi di prenotazione di ristoranti, takeaway, hotel e locazioni stagionali;
-
Tutte le interfacce digitali che offrono Benefits ai consumatori quando usufruiscono di ristoranti, hotel o alloggi in locazione. I Benefits sono rappresentati da qualsiasi forma di valore aggiunto, ad esempio il prezzo oppure un prodotto offerto ai clienti. Tali Benefits includono, a titolo esemplificativo, tutte le forme di coupon, promozioni, prezzi scontati, prodotti gratuiti, ad esempio un aperitivo, oppure un tavolo in posizione particolarmente favorevole;
-
Tutte le interfacce digitali che offrono assistenza nella selezione di ristoranti, hotel, locazioni stagionali, che ricercano informazioni su ristoranti, hotel e locazioni stagionali e mettono in condivisione informazioni su ristoranti, hotel e locazioni stagionali tra i consumatori;
-
Tutte le attività di guida, diffusione e promozione di ristoranti, hotel e locazioni stagionali tramite interfaccia digitale, stampa o altro formato;
-
Tutte le interfacce digitali, i software ed i servizi che permettono a ristoranti, hotel, locazioni stagionali, di gestire i pagamenti della clientela, le prenotazioni e di ottimizzare le specifiche prenotazioni.

Si conviene che "ristoranti" sono tutti i servizi di catering, che offrono pasti al promoting a Competitive Business Activity.

Competitive Business Activity means:

-
All digital interfaces offering booking services for restaurants, takeaways, hotels and vacation rentals;
-
All digital interfaces offering consumers Benefits when they go to restaurant and hotels or vacation rentals. Benefits are defined as any form of added value such as price or product offered to customers. These Benefits include, without this list being exhaustive, all forms of coupons, promotions, discount prices, free product such as for instance having a free aperitif or being given a table particularly well placed;
-
All digital interfaces offering assistance in selecting a restaurant, hotel and vacation rentals looking for information on a restaurant, hotel and vacation rentals and information sharing amongst consumers on restaurants, hotels and vacation rentals;
-
All activities of guidance, distribution and promotion of restaurants, hotels and vacation rentals on digital interfaces, print media or any other form of medium;
-
All digital interfaces, software and services that allow restaurants, hotels, vacation rentals to manage customer payments, reservations management and optimization of booking their establishment.

It is agreed that "restaurants" are all catering establishments, providing sitted meals, takeaways, fast food or collective meals.

As compensation for the post- termination

tavolo, takeaway, fast food o servizi di ristorazione collettiva.

Quale corrispettivo per gli obblighi di cui al patto di non concorrenza e divieto di storno a seguito della cessazione (del rapporto di lavoro) di cui al presente paragrafo, la Società si impegna, fin d'ora, a corrisponderLe un importo lordo pari €210,000. Tale compenso verrà corrisposto in 12 rate mensili di pari importo con decorrenza dalla fine del mese successivo alla data di cessazione del rapporto di lavoro.

La Società si riserva il diritto di rinunciare agli obblighi di cui al patto di non concorrenza e divieto di storno a seguito della cessazione (del rapporto di lavoro) di cui al presente paragrafo mediante comunicazione scritta da inviarLe in qualsiasi momento precedente alla data di cessazione del rapporto o entro 15 giorni dalla data di cessazione del rapporto. Nel caso in cui la Società si avvalga di tale facoltà di rinuncia, Lei non sarà tenuto ad adempiere agli obblighi di cui al presente paragrafo e, per l'effetto, la Società non sarà tenuta al pagamento del corrispettivo di cui al presente paragrafo.

In caso di violazione del patto di non concorrenza e del divieto di storno di cui al presente paragrafo, Lei sarà tenuto a restituire alla Società quanto percepito a titolo di corrispettivo per il patto di non concorrenza e divieto di storno successivi alla cessazione (del rapporto di lavoro) e a corrispondere alla Società una penale pari all'ammontare della Sua ultima retribuzione annua fissa lorda. La Società, in ogni caso, si riserva il diritto di agire nei Suoi confronti per ottenere il risarcimento di ogni ulteriore danno subito a fronte della violazione degli obblighi di cui al presente paragrafo.

Resta, fin d'ora inteso, che gli obblighi derivanti dal paragrafo che precede, trovano applicazione anche durante il rapporto di lavoro.

non-competition and non-solicitation obligations provided under this paragraph, the Company will pay You a gross amount equal to €210,000. Such compensation will be paid to You by means of 12 equal monthly instalments starting from the month following the month of termination of your employment.

The Company reserves the right to withdraw from the post-termination non-competition and non-solicitation obligations under this paragraph by means of written notice to be sent to You at any time during the employment relationship or within 15 days after the date of termination of your employment. In this event, You will be free of all obligations under this paragraph above and, consequently, the Company will not be required to the payment of the compensation provided under this paragraph.

In the case of breach of the obligations set forth in this paragraph, You shall pay back to the Company all the amounts received as compensation for the post-termination non-competition and non-solicitation commitment and to pay to the Company a penalty equal to your yearly gross fixed salary received during your last year of employment. The Company reserves, in any case, the right to obtain indemnification from You for any further damages suffered by the Company due to the your breach of the obligations set forth in this paragraph.

It is hereby understood that, the obligations resulting from this paragraph also apply during the employment relationship.

12.
Protezione dei dati personali 12. Protection of personal data

I dati personali del Dirigente saranno trattati nel rispetto delle disposizioni del Regolamento (UE) 679/2016 ("GDPR"). La Società agirà come titolare del trattamento in conformità all'Informativa sul trattamento dei dati che risulta consultabile in qualsiasi momento nell'intranet aziendale e che per convenienza viene inoltre allegata al presente Contratto.

The Executive's personal data shall be treated in compliance with the provisions set forth by Regulation (EU) 679/2016 (the "GDPR"). The Company will act as data controller pursuant to its Notice which is available at all times on the Company intranet and for convenience attached to this Agreement.

13.
Varie 13. Miscellaneous

13.1
In questo Contratto, laddove il contesto non richieda diversamente, i singoli termini e le definizioni utilizzate avranno i seguenti significati:
•
Il termine “Gruppo” indicherà la Società e le altre Società del Gruppo.
•
La definizione “Società del Gruppo” indicherà qualsiasi società controllante e/o controllata dalla Società o qualsiasi societa' collegata ai sensi dell'articolo 2359 del Codice Civile Italiano o in ogni caso appartenenti al medesimo Gruppo e qualsiasi riferimento venga fatto nel presente Contratto a una “Società del Gruppo” o a più “Società del Gruppo” comprende espressamente anche qualsiasi subentrante o cessionario della Società o di una qualsiasi Società del Gruppo e dovrà essere interpretato di conseguenza.
13.2
Il presente Contratto è regolato dalla legge italiana e dalle previsioni di diritto Italiano.
13.3
Il presente Contratto è redatto in due versioni in lingua italiana e inglese. In caso di contrasto interpretativo, farà fede la versione italiana che prevale su quella in lingua inglese.

13.4
Ciascuna delle Parti è libera di accettare questo Contratto mediante firma elettronica (qualunque sia la forma della firma elettronica). Tale modalita' di
13.1

•
“Group” means the Company and the Group Companies.
•
“Group Company” means any company any controlling or controlled entity by the Company or associated company being part of the Group, as defined under article 2359 of the Italian Civil Code or in any case being part of the Group and reference herein to “a Group Company” or to “Group Companies” includes any successor or assignee of the Company or any Group Company and shall be construed accordingly.

13.2
This Agreement is governed by Italian law and regulations.

13.3
This Agreement has been drawn in two versions, one in Italian, and the other in English. In the event that difficulties in interpretation arise, the Italian version shall prevail in all respects.

13.4
Each party may agree to sign this Agreement by electronic signature (whatever form the electronic signature sottoscrizione è idonea a rappresentare l'intenzione di ciascuna Parte di vincolarsi al presente Contratto al pari di una firma autografa.

takes). In the event that this Agreement is signed by electronic signature, this method of signature is as conclusive of each party’s intention to be bound by this Agreement as if signed by each party’s manuscript signature.

Due originali sottoscritti, ciascuna delle Parti riceve un originale.	Two originals signed, each Party receiving one original.

3/1/2021

Milano,

/s/ Gail Wasylyshyn

Gail Wasylyshyn

La Fourchette (Italy) srl

Firmato digitalmente / Digitally Signed

Per accettazione/For acceptance

/s/ Almir Abeskovic

Almir Ambeskovic

EXECUTIVE

Firmato digitalmente / Digitally Signed

Annex A: Privacy Notice Annex B: Job Description

Informativa sulla privacy

TripAdvisor e le relative affiliate (tra cui, in via esemplificativa, Viator, Holiday Lettings e La Fourchette, collettivamente "TripAdvisor") si impegnano a proteggere la privacy e la sicurezza dei dati personali dei collaboratori. La presente Informativa sulla privacy descrive le modalità di raccolta e trattamento dei dati personali dei collaboratori, durante e dopo il rapporto di lavoro con TripAdvisor. La presente Informativa si applica a dipendenti, collaboratori e appaltatori attuali e precedenti. La presente Informativa non costituisce parte di un contratto di impiego o altro contratto di fornitura di servizi. TripAdvisor si riserva di aggiornare la presente Informativa in qualsiasi momento. Si consiglia di leggere la presente Informativa ed eventuali altri avvisi sulla privacy che TripAdvisor si riserva di fornire in occasioni specifiche che prevedano la raccolta e il trattamento dei dati personali dei collaboratori, in modo da metterli al corrente delle modalità e dei motivi di tale utilizzo.

TripAdvisor funge da "controllore dei dati". Questo significa che è responsabile di decidere le modalità di conservazione e trattamento dei dati personali dei collaboratori. Le normative in materia di protezione dei dati impongono la divulgazione delle informazioni contenute nella presente Informativa sulla privacy.

PRINCIPI DI TUTELA DEI DATI

La legge in materia di tutela dei dati impone che i dati personali che TripAdvisor detiene sui collaboratori siano:

1.
Utilizzati in modo legale, corretto e trasparente.
2.
Raccolti esclusivamente per scopi validi e chiaramente illustrati ai collaboratori e non utilizzati in modi non compatibili con tali scopi.
3.
Pertinenti agli scopi indicati e limitati esclusivamente a essi.
4.
Registrati e aggiornati in modo accurato.
5.
Conservati solo per il periodo necessario agli scopi comunicati.
6.
Archiviati in modo sicuro.

INFORMAZIONI ARCHIVIATE SUI COLLABORATORI

Per dati personali, o informazioni personali, si intendono quelle informazioni sulla persona che ne consentono l'identificazione. Non sono inclusi i dati da cui l'identità sia stata rimossa (dati anonimi).

Esistono "categorie speciali" per dati personali più sensibili che richiedono un livello di protezione superiore.

TripAdvisor raccoglie, archivia e utilizza le seguenti categorie di informazioni personali sui collaboratori:

1

•
Contatti personali, ad esempio nome, titolo, indirizzo, numeri di telefono e indirizzi email personali.
•
Data di nascita.
•
Sesso.
•
Stato civile e persone a carico.
•
Contatti del parente più prossimo o della persona a cui rivolgersi in caso di emergenza.
•
Codice fiscale/Partita IVA.
•
Dati del conto corrente, archivi delle buste paga e informazioni sulla posizione fiscale.
•
Informazioni sulla retribuzione, sulle ferie annuali, sui contributi previdenziali e sui benefit.
•
Data di inizio.
•
Sede o località di impiego.
•
Copia del passaporto o della patente di guida.
•
Informazioni sulla selezione (tra cui copie della documentazione relativa al permesso di lavoro, referenze e altre informazioni incluse in un CV, lettera di presentazione o nell'ambito di una candidatura).
•
Dati sull'impiego (tra cui posizioni ricoperte, esperienza lavorativa, orari di lavoro, informazioni sulla formazione e sull'appartenenza ad associazioni di categoria).
•
Storico della retribuzione.
•
Informazioni sulle prestazioni.
•
Informazioni su provvedimenti disciplinari e vertenze.
•
Filmati di telecamere e altre informazioni ottenute tramite mezzi elettronici, ad esempio dati registrati tramite tessere magnetiche.
•
Informazioni sull'uso da parte dei collaboratori dei sistemi informatici e di comunicazione di TripAdvisor.
•
Fotografie.

TripAdvisor, si riserva inoltre di raccogliere, archiviare e utilizzare le seguenti informazioni personali più sensibili appartenenti a "categorie speciali":

•
Informazioni su razza o etnia, credo religioso, orientamento sessuale e opinioni politiche, se divulgate.
•
Iscrizione a sindacati.
•
Informazioni sulla salute dei collaboratori, tra cui condizioni cliniche, di salute o dati sui congedi per malattia.
•
Informazioni relative a condanne penali o reati civili.

MODALITÀ DI RACCOLTA DEI DATI PERSONALI

TripAdvisor raccoglie i dati personali di dipendenti, collaboratori e subappaltatori attraverso le procedure di candidatura e selezione, nonché nel corso del coinvolgimento o impiego, sia direttamente dai candidati sia, talvolta, presso agenzie per l'impiego o agenzie di controllo dei precedenti personali. TripAdvisor raccoglie inoltre informazioni direttamente dai collaboratori nel corso del periodo di impiego, se caricate sulla Intranet o nei sistemi informativi di gestione delle risorse umane, ad esempio WorkDay. TripAdvisor si riserva, talvolta, di raccogliere informazioni aggiuntive presso terze parti, tra cui ex datori di lavoro, agenzie di verifica della posizione creditizia o altre agenzie di controllo dei precedenti personali.

2

TRATTAMENTO DEI DATI DEI COLLABORATORI

TripAdvisor utilizza i dati personali dei collaboratori solo nei casi consentiti dalla legge. Più comunemente, TripAdvisor utilizza i dati personali dei collaboratori nelle circostanze seguenti:

1.
Per applicare il contratto sottoscritto con il collaboratore.
2.
A scopo di conformità a obblighi di legge.
3.
In caso di necessità per tutelare i legittimi interessi di TripAdvisor (o di terze parti); gli interessi e i diritti fondamentali dei collaboratori non prevalgono su tali interessi.

TripAdvisor si riserva di utilizzare i dati personali dei collaboratori nelle situazioni seguenti, potenzialmente molto rare:

1.
Per di tutelare gli interessi dei collaboratori (o di terzi).
2.
Per di tutelare gli interessi di TripAdvisor.
3.
Per tutelare l'interesse pubblico.

Situazioni in cui TripAdvisor utilizza i dati personali dei collaboratori

TripAdvisor potrebbe necessitare di tutte le categorie di informazioni citate nel suddetto elenco (vedere Informazioni archiviate sui collaboratori) principalmente per consentire l'attuazione del contratto stipulato e assicurare la conformità agli obblighi di legge. In alcuni casi TripAdvisor potrebbe utilizzare i dati personali dei collaboratori per perseguire legittimi interessi propri o di terze parti, fermo restando che gli interessi e i diritti fondamentali dei collaboratori non prevalgono su tali interessi. Le situazioni in cui vengono elaborati i dati personali dei collaboratori sono elencate di seguito.

•
Prendere decisioni sulla selezione o sulla nomina dei collaboratori.
•
Determinare i termini del rapporto di lavoro.
•
Verificare l'idoneità legale al lavoro per TripAdvisor in un determinato territorio.
•
Retribuire i collaboratori e, in caso di dipendenti, di dedurre le imposte e i contributi statali previsti (ad esempio, per l'assicurazione).
•
Erogare benefit.
•
Interagire con l'ente previdenziale.
•
Gestire il contratto sottoscritto.
•
Gestire e pianificare l'attività aziendale, ad esempio in materia di contabilità e controllo.
•
Verificare, gestire e determinare i requisiti delle prestazioni.
•
Prendere decisioni circa le valutazioni salariali e le retribuzioni.
•
Valutare le qualifiche per una determinata posizione o attività, incluse le decisioni sulle promozioni.
•
Raccogliere evidenze per potenziali vertenze o provvedimenti disciplinari.
•
Prendere decisioni sulla continuità del rapporto di lavoro.
•
Predisporre la chiusura del rapporto di lavoro.
•
Gestire i requisiti di istruzione, formazione e crescita professionale.

3

•
Gestire controversie legali che riguardano i dipendenti, i collaboratori e i subappaltatori, ad esempio in caso di incidenti sul lavoro.
•
Accertare l'idoneità dei collaboratori al lavoro.
•
Gestire le assenze per malattia.
•
Adempiere agli obblighi di salute e sicurezza.
•
Prevenire le frodi.
•
Monitorare l'utilizzo da parte dei collaboratori dei sistemi informatici e di comunicazione di TripAdvisor e assicurare la conformità al regolamento interno sull'uso accettabile dei sistemi informatici e di comunicazione elettronica.
•
Assicurare la sicurezza della rete e delle informazioni, ad esempio prevenire l'accesso non autorizzato ai computer e ai sistemi di comunicazione elettronica di TripAdvisor e impedire la distribuzione di software dannosi.
•
Monitorare la posizione delle apparecchiature di TripAdvisor.
•
Condurre analisi dei dati per esaminare e meglio interpretare i tassi di abbandono e fidelizzazione dei dipendenti.
•
Garantire pari opportunità.

4

L'utilizzo dei dati personali dei collaboratori nelle suddette attività può trovare varie giustificazioni.

Casi in cui il collaboratore non fornisce i propri dati personali

Se il collaboratore non fornisce determinate informazioni ove richieste, non sarà possibile attuare il contratto sottoscritto (ad esempio, erogare pagamenti o benefit) oppure TripAdvisor potrebbe non essere in condizione di adempiere agli obblighi di legge (ad esempio per la salute e la sicurezza dei lavoratori).

Cambio di scopo

TripAdvisor utilizza i dati personali dei collaboratori per gli scopi per cui sono stati raccolti, salvo i casi in cui individui ulteriori necessità ragionevoli di utilizzo compatibili con gli scopi originali. Qualora occorra utilizzare i dati personali dei collaboratori per scopi non correlati, TripAdvisor si impegna a informare i collaboratori interessati illustrando le basi giuridiche che lo consentono.

TripAdvisor si riserva di elaborare i dati personali dei collaboratori a loro insaputa e senza il loro consenso, in conformità alle suddette regole, ove richiesto o consentito dalla legge.

TRATTAMENTO DI DATI PERSONALI PARTICOLARMENTE SENSIBILI

Le "categorie speciali" di dati personali particolarmente sensibili richiedono livelli di protezione superiori. La raccolta, l'archiviazione e il trattamento di tali informazioni personali necessitano di giustificativi ulteriori. TripAdvisor si riserva di elaborare le categorie speciali di dati personali nelle seguenti circostanze:

1.
In circostanze limitate, previo consenso scritto dell'interessato.
2.
In caso di necessità dovuta all'adempimento agli obblighi di legge e nel rispetto dei regolamenti di TripAdvisor.
3.
In caso di necessità per la tutela dell'interesse pubblico, ad esempio per garantire pari opportunità o in relazione allo schema pensionistico e nel rispetto dei regolamenti applicabili.
4.
In caso di necessità per valutare l'idoneità fisica al lavoro, a condizione di garantire le necessarie tutele per la

5

riservatezza.

Più raramente, TripAdvisor si riserva di elaborare questo tipo di informazioni, se necessario, in relazione a reclami legali o al fine di tutelare gli interessi del collaboratore interessato (o di terzi), ove il collaboratore non sia in grado di fornire il proprio consenso o abbia già reso pubbliche le informazioni. TripAdvisor si riserva inoltre di elaborare tali informazioni su utenti o ex utenti nel corso delle attività aziendali legittime con le tutele appropriate.

Gli obblighi di TripAdvisor in qualità di datore di lavoro

TripAdvisor si riserva di utilizzare i dati personali particolarmente sensibili nei seguenti modi:

•
Informazioni relative a ferie e permessi, congedi familiari o per malattia: in conformità alle leggi in materia di lavoro o altre leggi.
•
Informazioni sulla salute fisica e mentale, o sullo stato di disabilità, dei collaboratori: al fine di assicurare la salute e la sicurezza sul luogo di lavoro, per valutare l'idoneità al lavoro, adeguare gli ambienti, monitorare e gestire i congedi per malattia ed erogare i benefit.
•
Informazioni su razza, nazionalità o etnia, convinzioni religiose, filosofiche o morali, vita e orientamento sessuale: al fine di garantire pari opportunità, monitorare e rendicontare le opportunità offerte.
•
Informazioni sull'iscrizione a sindacati: al fine di erogare i premi sindacali, registrare lo stato di dipendenti appartenenti a fasce protette e adempiere agli obblighi sanciti dalle leggi in materia di lavoro.

Casi un cui occorre o non occorre il consenso dell'interessato

Non occorre il consenso dell'interessato se le informazioni personali appartenenti alle categorie speciali vengono utilizzate in conformità all'informativa scritta di TripAdvisor e al fine di adempiere agli obblighi legali o esercitare specifici diritti in materia di lavoro. In circostanze limitate, TripAdvisor si riserva di richiedere il consenso scritto all'interessato per poter elaborare alcuni dati particolarmente sensibili. In tal caso, verranno forniti i dettagli completi delle informazioni richieste e i motivi, in modo che l'interessato possa valutare attentamente se fornire o meno il proprio consenso. Si noti che l'accettazione di eventuali richieste di consenso sottoposte da TripAdvisor non è una condizione prevista dal contratto.

TripAdvisor non auspica che eventuali decisioni sui collaboratori vengano prese attraverso mezzi elettronici, tuttavia se questa posizione dovesse cambiare gli interessati verranno informati per iscritto.

CONDIVISIONE DEI DATI

TripAdvisor potrebbe necessitare di condividere i dati dei collaboratori con terze parti, inclusi fornitori di servizio e altri soggetti del gruppo TripAdvisor.

TripAdvisor impone alle terze parti di rispettare la sicurezza dei dati dei collaboratori e di trattarli in conformità alla legge. TripAdvisor si riserva di trasferire i dati personali dei collaboratori fuori dall'Unione Europea.

In tal caso, i collaboratori possono aspettarsi lo stesso livello di protezione dei propri dati personali.

6

Per quale motivo potrebbe essere necessaria la condivisione dei dati personali con terze parti?

TripAdvisor si riserva di condividere i dati personali dei collaboratori con terze parti ove richiesto dalla legge, se necessario per gestire il rapporto di lavoro o in presenza di altro interesse legittimo.

Quali fornitori di servizi di terze parti elaborano i dati personali dei collaboratori?

Per "terze parti" si intendono i fornitori di servizi di terze parti (ad esempio, subappaltatori) e altri soggetti all'interno del gruppo TripAdvisor. Di seguito, le attività che i fornitori di servizi di terze parti potrebbero condurre: emissione di buste page, gestione dei contributi previdenziali, erogazione e gestione di benefit, servizi IT.

Qual è il livello di sicurezza dei dati personali presso i fornitori di terze parti e altri soggetti del gruppo TripAdvisor?

Tutti i fornitori di servizi di terze parti e altri soggetti del gruppo TripAdvisor sono obbligati ad adottare misure di sicurezza appropriate per tutelare i dati personali, in linea con i regolamenti della società. TripAdvisor non consente ai fornitori di servizi di terze parti di utilizzare i dati personali dei collaboratori per scopi propri. L'elaborazione dei dati personali da parte loro è consentita esclusivamente per gli scopi specificati in conformità alle istruzioni di TripAdvisor.

In quali casi TripAdvisor può condividere i dati personali dei collaboratori con altri soggetti del gruppo?

TripAdvisor condivide i dati personali con altri soggetti del gruppo in diversi casi, ad esempio nell'ambito di attività di rendicontazione delle prestazioni aziendali, nel contesto di riorganizzazioni aziendali o ristrutturazioni del gruppo, per la manutenzione dei sistemi e l'hosting dei dati.

Possono essere coinvolte altre terze parti?

TripAdvisor si riserva di condividere i dati personali dei collaboratori con altre terze parti, ad esempio nel contesto di una possibile vendita o ristrutturazione dell'attività. TripAdvisor potrebbe inoltre dover condividere i dati personali dei collaboratori con autorità di regolazione o per rispettare altrimenti le leggi.

Trasferimento delle informazioni fuori dall'Unione Europea

TripAdvisor si riserva di trasferire i dati personali raccolti sui collaboratori fuori dallo Spazio economico europeo ("SEE"), ad esempio negli Stati Uniti d'America, al fine di attuare il contratto stipulato.

Inoltre, per assicurare che i dati personali ricevano un livello di protezione adeguato, TripAdvisor attua le seguenti misure di garanzia di trattamento dei dati personali da parte di terze parti, in conformità alle leggi in materia dell'Unione Europea e del Regno Unito: clausole contrattuali.

SICUREZZA DEI DATI

Sono in atto misure per proteggere la sicurezza dei dati dei collaboratori. I dettagli di tali misure sono disponibili nelle informative pertinenti in Passport.

Eventuali terze parti sono autorizzate ad elaborare i dati personali dei collaboratori esclusivamente secondo le istruzioni di TripAdvisor e solo dopo aver sottoscritto un accordo di riservatezza e sicurezza delle informazioni.

TripAdvisor adotta misure di sicurezza appropriate per prevenire la perdita accidentale delle informazioni, l'utilizzo o l'accesso

7

non autorizzato, l'alterazione o la divulgazione. Inoltre, viene limitato l'accesso ai dati personali dei collaboratori da parte di dipendenti, agenti, subappaltatori e altre terze parti ai casi di necessità. Tali soggetti sono autorizzati ad elaborare i dati personali dei collaboratori esclusivamente secondo le istruzioni di TripAdvisor e a condizione di rispettarne l'obbligo di riservatezza.

TripAdvisor attua procedure di gestione di potenziali violazioni della sicurezza dei dati e informa i soggetti interessati ed eventuali autorità di regolazione competenti in caso di sospetta violazione, ove la legge lo richieda.

CONSERVAZIONE DEI DATI

Per quanto tempo vengono utilizzate le informazioni dei collaboratori?

TripAdvisor conserva i dati personali dei collaboratori per i periodo necessario per adempiere agli scopi di raccolta, tra cui per soddisfare requisiti di legge, di contabilità e di rendicontazione. Per determinare il periodo di conservazione appropriato per i dati personali, TripAdvisor tiene conto della quantità, della natura e della sensibilità dei dati personali, del rischio potenziale di danno derivante dall'uso o divulgazione non autorizzati, degli scopi per cui vengono elaborati i dati, della possibilità di raggiungere gli stessi scopi con altri mezzi, nonché dei requisiti legali.

In determinate circostanze, i dati personali vengono resi anonimi in modo da non consentire l'associazione alla persona a cui appartengono. In tali casi, TripAdvisor si riserva di utilizzarli senza ulteriore preavviso. Alla cessazione del rapporto di lavoro o collaborazione con l'azienda, TripAdvisor si riserva di conservare e distruggere in modo sicuro i dati personali di dipendenti, collaboratori o subappaltatori, in conformità alle leggi e normative vigenti.

DIRITTI DI ACCESSO, CORREZIONE, CANCELLAZIONE E LIMITAZIONE

Obbligo di informare TripAdvisor in caso di cambiamenti

È importante che i dati personali archiviati da TripAdvisor siano accurati e aggiornati. Si invitano pertanto i collaboratori a informare la società in caso di modifiche dei propri dati personali nel corso del rapporto di lavoro. È possibile accedere al proprio account WorkDay in qualsiasi momento per visualizzare, verificare e modificare i propri dati personali. È inoltre possibile rivolgersi al partner locale per le risorse umane.

Diritti dei collaboratori rispetto ai dati personali

In determinate circostanze, rispetto ai dati personali la legge garantisce il diritto di:

•
Richiedere l'accesso e la correzione
•
Richiedere la cancellazione
•
Opporsi al trattamento
•
Richiedere limitazioni al trattamento
•
Richiedere il trasferimento

Se si desidera visualizzare, verificare, correggere o richiedere la cancellazione, opporsi al trattamento o richiedere il trasferimento dei propri dati personali a terze parti, sarà necessario inoltrare una richiesta scritta al partner locale per le risorse umane.

Nessuna tariffa richiesta per prassi

L'accesso ai propri dati personali (o l'esercizio di eventuali altri diritti) è gratuito. Tuttavia, TripAdvisor potrebbe applicare una tariffa ragionevole se la richiesta di accesso è chiaramente infondata o eccessiva. In alternativa, TripAdvisor si riserva di

8

respingere la richiesta in tali circostanze. Prima di rispondere alla richiesta, TripAdvisor terrà conto di eventuali altre basi giuridiche per agire in tal senso.

Informazioni potenzialmente necessarie

TripAdvisor si riserva di richiedere informazioni specifiche ai collaboratori per confermare la loro identità e il diritto di accedere ai dati (o di esercitare altri diritti). Si tratta di un'ulteriore misura di sicurezza atta a garantire che i dati personali non vengano divulgati a persone che non hanno diritto di riceverli.

DIRITTO DI REVOCARE IL CONSENSO

Nelle circostanze limitate in cui un collaboratore abbia acconsentito alla raccolta, al trattamento e al trasferimento dei propri dati personali per uno scopo specifico, tale collaboratore avrà diritto di revocare il proprio consenso per tale trattamento specifico in qualsiasi momento. Per revocare il consenso, contattare il partner di riferimento per le risorse umane. Una volta ricevuta la notifica di revoca del consenso, TripAdvisor cesserà ogni trattamento dei dati del collaboratore per lo scopo o per gli scopi originariamente concordati, a condizione che non vi siano altre motivazioni legittime per procedere in tal senso secondo la legge.

RESPONSABILE DELLA PROTEZIONE DEI DATI

L'ufficio legale e il reparto di sicurezza delle informazioni supervisioneranno la conformità alla presente Informativa sulla privacy. Tuttavia, in caso di domande sulla presente o sulle modalità di trattamento dei dati personali dei collaboratori, è possibile rivolgersi, in prima istanza, al proprio responsabile o al partner per le risorse umane. I collaboratori hanno il diritto di inoltrare reclami in qualsiasi momento presso l'autorità competente per la tutela dei dati nel proprio paese.

MODIFICHE DELLA PRESENTE INFORMATIVA SULLA PRIVACY

TripAdvisor si riserva il diritto di aggiornare la presente informativa sulla privacy in qualsiasi momento, divulgando una nuova informativa in caso di aggiornamenti sostanziali. TripAdvisor si riserva inoltre di informare occasionalmente i collaboratori con altri mezzi circa il trattamento dei loro dati personali.

Aprile 2018

9

Il Vicepresidente Senior, CEO di La Fourchette Srl (“TheFork”) sarà responsabile del P&L (profit&loss/profitti e perdite) di TheFork. Come membro del team esecutivo di Tripadvisor, egli avrà completa responsabilità per ogni team che comprende prodotti, ingegneria di base, vendite, marketing e servizio clienti. Le responsabilità chiave del Ruolo includono:

Stabilire la direzione strategica

•
Costruire una strategia focalizzata sul futuro che assicuri la continua crescita e redditività di TheFork, anticipando e navigando in un panorama globale in rapida evoluzione, sempre più complesso e competitivo.
•
Generare, incoraggiare ed esplorare idee e soluzioni dirompenti elaborando scenari futuri audaci, sfidando le percezioni attuali, sollecitando nuove idee dagli altri, testando i limiti e trovando il giusto equilibrio tra l'attuazione del piano strategico e l'innovazione continua. Servire come driver principale del business.
•
Comunicare e rafforzare continuamente la strategia della linea di business per allineare gli sforzi dell'organizzazione nella pianificazione, nell'impiego del capitale, nelle assunzioni, nel marketing, nel branding, nella gestione del rischio, nello sviluppo dei talenti, ecc.

Guidare l'eccellenza operativa

•
Occuparsi del core business mentre si implementano i cambiamenti necessari al marchio e al modello di business in linea con le mutevoli preferenze dei clienti, le tendenze tecnologiche e le sfide della concorrenza.
•
Costruire capacità per supportare la crescita sostenibile, l'efficienza operativa e il miglioramento continuo delle prestazioni.
•
Utilizzare le metriche per stabilire, tracciare e misurare chiari obiettivi trimestrali e annuali per il team e allinearsi con i più ampi obiettivi organizzativi.
•
Ritenere rigorosamente se stesso e gli altri responsabili del raggiungimento di alti

The Sr. Vice President, CEO of La Fourchette Srl (“TheFork”) will be responsible for the P&L of TheFork. As a member of the Tripadvisor Executive Team, this leader will have end to end responsibilities for a team that includes product, core engineering, sales, marketing and customer service. Key Responsibilities of the Role will include:

Establishing the Strategic Direction

•
Building a future-focused strategy that ensures TheFork’s continued growth and profitability by anticipating and navigating a rapidly shifting, increasingly complex, competitive global landscape.
•
Generate, encourage, and explore disruptive ideas and solutions by painting bold future scenarios, challenging current perceptions, soliciting new ideas from others, testing the limits, and striking the right balance between implementation of the strategic plan and continuous innovation. Serve as the ultimate driver of the business.
•
Continually communicate and reinforce the business line strategy to align the organization’s efforts in planning, deploying capital, hiring, marketing, branding, managing risk, developing talent, etc.

Drive Operational Excellence

•
Attend to the core business while implementing needed changes to the brand and business model in line with changing customer preferences, technology trends, and competitive threats.
•
Build capabilities to support sustainable growth, operational efficiency, and continuous performance improvement.
•
Utilize metrics to establish, track, and measure clear quarterly and annual objectives for the team and align with the broader organizational goals.
•
Rigorously hold oneself and others accountable for achieving high levels of

- -

2

livelli di performance individuali, di squadra e organizzativi.	individual, team, and organizational performance.
• Raggiunge l'equilibrio appropriato tra spese/investimenti e gestione delle spese. • Servire nel Consiglio di Amministrazione di TheFork e svolgere tutti i compiti pertinenti.	• Strikes the appropriate balance between investment/spend and expense management. • Serve on Board of Directors for TheFork and perform all relevant duties.
Condurre le persone e costituire squadre e culture forti	Lead People and Establish Strong Teams & Culture
• Ispirare il team e l'organizzazione a livello più ampio attraverso una combinazione di visione, comunicazione, carisma, influenza, visibilità e autenticità.	• Inspire the team and broader organization through a combination of vision, communication, charisma, influence, visibility, and authenticity.
• Fornire una forte leadership per garantire l'attenzione mentre si guida il riallineamento e il cambiamento organizzativo.	• Provide strong leadership to ensure focus while driving organizational realignment and change.
•
Attrarre, reclutare, motivare e trattenere i players "A", compresi i migliori prodotti, marketing, ingegneria e talento generale della leadership. Impostare un livello molto alto di talento richiesto, avendo una conoscenza del pool di talenti esterni, guardando in modo oggettivo alle persone e ai team, essendo decisivi a livello di personale e sviluppando attivamente leader promettenti per il futuro.

•
Attract, recruit, motivate, and retain “A” players, including top product, marketing, engineering and overall leadership talent. Set a very high bar for talent, by having knowledge of external talent pools, looking objectively at people and teams, being decisive about personnel, and actively developing promising leaders for the future.

•
Costruire dei team con un mix appropriato e complementare di competenze, esperienze e capacità; sapere quando cambiare o adattare la struttura per aiutare a raggiungere risultati di business migliori.
•
Delegare la responsabilità per i rapporti diretti; stabilire misure e metriche chiare per le prestazioni; e ritenere i membri del team responsabili della consegna dei risultati.
•
Rimanere connesso alla cultura e al morale dell'organizzazione; assicurarsi che il team stia modellando i giusti valori e stia

•
Build teams with an appropriate and complementary mix of skills, experiences and capabilities; knows when to change or adapt structure to help drive better business results.
•
Delegate responsibility to direct reports; establishes clear measures and metrics for performance; and holds team members accountable for delivering results.
•
Stay connected to the organization’s culture and morale; ensure the team is modeling the right values and is working in alignment to continually shape and refine the culture.

- -

3

lavorando in modo coordinato per modellare e perfezionare continuamente la cultura.

•
Valutare se stessi in modo obiettivo; impiegare una prospettiva informata sui propri punti di forza e di debolezza e monitorare il proprio impatto sulle persone.
• Evaluate oneself objectively; employ an informed perspective on one’s strengths and weaknesses and monitor one’s impact on people.
Rappresentare l'organizzazione con gli stakeholder esterni	Represent the Organization with External Stakeholders
•
Migliorare l'immagine pubblica di Tripadvisor e TheFork servendo come uno dei principali rappresentanti verso i clienti, partner commerciali, concorrenti, gruppi della comunità e verso il consiglio di amministrazione, gli azionisti e gli analisti secondo necessità.

•
Enhance the public image of Tripadvisor and TheFork by serving as one of its primary representative to customers, business partners, competitors, community groups and to the Board of Directors, shareholders and analysts as needed.

•
Fare network in maniera attiva con i colleghi e i gruppi del settore per condividere le conoscenze acquisite, ampliare la sua prospettiva esterna ed esercitare la sua influenza ai giusti livelli.
•
Sviluppare un rapporto di lavoro forte con il CEO e il team esecutivo di Tripadvisor reclutando leader capaci, comunicando apertamente, condividendo informazioni rilevanti, sollecitando input e rispondendo alle richieste.

•
Network actively with peers and industry groups to share learnings, broaden his/her external perspective, and wield influence at the right levels.
•
Develop a strong working relationship with Tripadvisor’s CEO and executive team by recruiting capable leaders, communicating openly, sharing relevant information, soliciting input, and being responsive to requests.

Background ed esperienza richiesti	Required Background & Experience
Il candidato vincente sarà un dirigente esperto con la seguente serie di esperienze:	The successful candidate will be a seasoned executive with the following set of experiences:
Esperienza di leadership P&L	P&L Leadership Experience
•
Comprovata esperienza di successo nel condurre il P&L di una società internet o tecnologica globale in forte crescita, o di uno dei suoi core business, compresa una chiara comprensione delle metriche di performance con un focus sul ROI. Idealmente, questa esperienza dovrebbe includere una leadership completa dell'unità di business e un'esperienza in un'organizzazione globale che si evolve attraverso la sua prossima fase di crescita (idealmente esperienza in azienda pubblica).

•
Track record of success leading P&L of a high growth, global internet or technology company, or one of its core businesses, including a clear understanding of performance metrics with an ROI focus. Ideally, that experience would include full end to end business unit leadership and experience in a global organization evolving through its next phase of growth (ideally public company experience).

- -

4

•
Evidenza di saper prendere valide decisioni di investimento, comprese quelle relative al prodotto digitale e al marketing, sviluppando strategie e piani di crescita vincenti e sfruttando le opportunità di mercato.

•
Demonstrated history of making sound investment decisions, including those related to digital product and marketing, by developing winning growth strategies and plans, and exploiting market opportunities.

• Esperienza di lavoro come parte del team esecutivo e direttamente con partner commerciali e clienti.	• Experience working as a part of the executive team and directly with business partners and customers.
•
Non è richiesta la leadership di un'azienda legata al settore viaggi, ma l'individuo deve essere appassionato di viaggi personali e/o del più ampio business dei viaggi. Tuttavia, è essenziale un'esperienza rilevante in un segmento simile incentrato sul cliente (ad esempio, media digitali, basati su abbonamento o un ecommerce più ampio).

•
Leadership of a travel-related company is not required, but the individual must be passionate about personal travel and/or the broader travel business. However, relevant experience in a similar customer-focused segment (e.g., digital media, subscription-based, or broader ecommerce) is essential.

Esperienza e impatto digitale	Digital Experience & Impact
•
Esperienza nello scalare un business online e/o mobile attraverso un pensiero innovativo e un approccio "prova e impara" al commercio digitale, media e marketing, il tutto supportato da una solida tecnologia.
• Experience scaling an online and/or mobile business through innovative thinking and a “test and learn” approach to digital commerce, media and marketing, all supported by robust technology.
•
Evidenza di un'eccezionale attenzione alle esigenze dei clienti e dei partner, insieme alla capacità di sfruttare le nuove tecnologie/tendenze e tradurre i "desideri e le esigenze" del cliente in opportunità di prodotto.
• Has shown exceptional focus on customer and partner needs, along with the ability to leverage new technologies/trends and translate the “wants and needs” of the customer into product opportunities.
•
Ha sviluppato strategie che massimizzano l'impegno dei clienti (consumatori e partner) e creano valore, oltre a far crescere notevolmente le vendite attraverso il commercio digitale.
•
Ha assicurato che i migliori media digitali e le strategie commerciali, compreso il mobile, fossero pienamente sfruttati, continuando a sviluppare una cultura innovativa e centrata sul cliente (sia consumatori che commercianti) che è incessantemente concentrata sul raggiungimento dei risultati.

•
Has developed strategies that maximize customer (consumers and partners) engagement and create value, as well as dramatically grow sales through digital commerce.
•
Ensured that best-in-class digital media and commerce strategies, including mobile, were fully leveraged, while continuing to develop an innovative and customer-centric culture (both consumers and merchants) that is relentlessly focused on driving results.

Esperienza di innovazione e cambiamento
Innovation and Change Experience

- -

5

• Esperienza di lavoro in un ambiente in rapida crescita, con dimostrata capacità di scalare un business attraverso fasi di rapida crescita fino a una maggiore maturità.	• Experience working in a fast-paced, high growth environment with demonstrated capability scaling a business through phases of fast growth to greater maturity.
•
Ha guidato un'unità di business globale o un'azienda che naviga attraverso significativi cambiamenti guidati dal mercato che hanno portato a risultati positivi tangibili attraverso modifiche significative alla strategia dell'organizzazione, al modello di business e al branding.

•
Has led a global business unit or company navigating through significant market-driven changes that have resulted in tangible positive results through significant modifications to the organization’s strategy, business model, and branding.

•
Ha gestito lo sviluppo e il lancio di nuovi prodotti e piattaforme leader di mercato; ha guidato l'innovazione per costruire continuamente sul posizionamento competitivo.
•
Ha assicurato un'immagine forte e differenziata del marchio con un'espressione coerente in tutti i canali di comunicazione.

•
Managed the development and roll out of new market-leading products and platforms; has driven innovation to continually build upon the competitive positioning.
•
Ensured a strong, differentiated brand image with consistent expression across all communication channels.

Leadership critica e competenze comportamentali	Critical Leadership and Behavioral Competencies
In termini di prestazioni e competenze personali richieste per la posizione, vorremmo evidenziare quanto segue: Strategia e innovazione	In terms of the performance and personal competencies required for the position, we would highlight the following:
•
Un pensatore innovativo e strategico con la capacità di concettualizzare e articolare strategie innovative, di ampio respiro. Abile nell'integrare le intuizioni degli altri per aiutare a modellare la visione e la strategia.
•
Individuo altamente intelligente capace di esaminare problemi complessi con la capacità di assorbire e sintetizzare rapidamente nuove informazioni.

Strategy and Innovation

•
An innovative, strategic thinker with the ability to conceptualize and articulate innovative, big picture strategies. Adept at integrating the insights of others to help shape vision and strategy.
•
Highly intelligent individual drawn to complex problems with the capacity to rapidly absorb and synthesize new information.

•
Anticipa gli scenari futuri e le conseguenze derivanti dalle tecnologie in evoluzione, dalle preferenze dei clienti e dalle tendenze della concorrenza; immagina il mercato a lungo termine e le opportunità di business e le posizioni di TripAdvisor per capitalizzarle.

•
Anticipates future scenarios and consequences resulting from evolving technologies, customer preferences and competitive trends; envisions long-term market and business opportunity and positions TripAdvisor to capitalize on them.

- -

6

•
Prende decisioni con rapidità, coniugando il pensiero analitico e critico con l'intuizione e le lezioni dell'esperienza. Possiede una solida capacità di giudizio nel soppesare il rischio con la ricompensa.
•
Pensa fuori dagli schemi e sfida il team con idee nuove, punti di vista alternativi e una prospettiva creativa. In definitiva, bilancia l'innovazione e il pragmatismo.

Esecuzione e orientamento dei risultati

•
Mostra un'attenzione ostinata alle prestazioni e ai risultati fissando obiettivi chiari, stabilendo metriche, monitorando i progressi, misurando i risultati e ritenendo le persone responsabili.
•
Dimostra un'energia duratura ed è visibilmente appassionato di viaggi. Porta ottimismo e compostezza in situazioni di ambiguità e cambiamento.
•
Risoluto nel definire la direzione strategica pur rimanendo adeguatamente aperto ad elementi di influenza esterna; riflette sulle decisioni, ammette gli errori e, se necessario, rivaluta il percorso da seguire.
•
Giocatore di squadra con una predilezione per l'inclusione, la collaborazione e la frequente interazione tra diverse parti allineate intorno a obiettivi comuni.

Condurre le persone e il cambiamento

•
Dimostra l'impatto e la presenza della leadership per guidare la maggioranza e la principale linea di business P&L dell'azienda. Raggiunge il giusto equilibrio tra sicurezza di sé e umiltà.
•
Un leader autentico, accessibile e ottimista che sa quando mostrare un lato più tagliente per impostare il giusto tono per il business con sfide impegnative davanti.
•
Delega la responsabilità e responsabilizza il team pur essendo

•
Makes decisions with a bias for speed while blending analytic and critical thinking with intuition, and the lessons of experience. Possesses sound judgement in weighing risk with reward.
•
Thinks outside the box and challenges the team with novel ideas, alternative viewpoints, and a creative perspective. Ultimately, balances innovation and pragmatism.

Execution and Results-Orientation

•
Shows an unapologetic focus on performance and results by setting clear objectives, establishing metrics, monitoring progress, measuring outcomes, and holding people accountable.
•
Demonstrates enduring energy and is visibly passionate about travel. Brings seasoned optimism and composure to situations of ambiguity and change.
•
Steadfast around setting strategic direction while remaining appropriately open to influence; reflects on decisions, admits to mistakes, and if necessary, rethinks the path forward.
•
Team player with a bias for inclusion, collaboration and frequent interaction between different parties aligned around common goals.

Leading People and Change

•
Demonstrates the leadership impact and presence to guide the majority & core P&L business line of the company. Strikes the right balance between self-assurance and humility.
•
An authentic, approachable and optimistic leader who knows when to show a sharper edge to set the right tone for the business with demanding challenges ahead.

- -

7

selettivamente presente in merito a decisioni particolarmente strategiche, complesse o critiche.

•
Valuta il talento in modo oggettivo e con standard molto alti. Sa come sono fatti i grandi talenti. Offre un feedback continuo al team e fornisce ricche opportunità di sviluppo a soggetti ad alti potenziali, compresi i futuri leader e i potenziali successori. Mostra compassione ma prende proattivamente le decisioni difficili per il personale tenendo conto del business.
•
Sfida il pensiero convenzionale e crea un ambiente per l'innovazione, la creatività e il cambiamento. Guida il cambiamento articolando la logica, comunicando chiare aspettative, fornendo un feedback continuo, vedendo e affrontando la resistenza e stabilendo i giusti incentivi.
•
Forma squadre forti con prospettive multiple e talenti complementari. Dimostra un impegno visibile e vocale per la diversità e articola il suo immenso valore per il business.

Costruzione di relazioni, influenza e comunicazione

•
Inizia l'interazione, si impegna con le persone rapidamente, costruisce relazioni e le mantiene nel tempo. In grado di usare il suo impatto interpersonale e le sue capacità di comunicazione per influenzare e allineare le persone intorno a un'idea, una strategia o un'azione.
•
Networker proattivo che stabilisce prontamente connessioni esterne e le utilizza a beneficio di TripAdvisor e dei suoi stakeholder.
•
Ha l'EQ (quoziente emotivo) per capire le dinamiche individuali, di squadra e organizzative; è un connettore naturale che costruisce attivamente ponti tra persone, squadre e divisioni. Sa quando guidare/stare in prima linea e quando condividere i riflettori per consentire la leadership degli altri.

•
Delegates responsibility and empowers the team while being selectively hands-on around especially strategic, complex, or critical decisions.
•
Evaluates talent objectively and with a very high bar. Knows what great talent looks like. Offers continuous feedback to the team and provides rich developmental opportunities to high potentials, including future leaders and potential successors. Shows compassion but proactively makes the tough personnel decisions with the business in mind.
•
Challenges conventional thinking and creates an environment for innovation, creativity, and change. Leads change by articulating the rationale, communicating clear expectations, providing continuous feedback, seeing and addressing resistance, and establishing the right incentives.
•
Forges strong teams with multiple perspectives and complementary talents. Demonstrates a visible and vocal commitment to diversity and articulates its immense value to the business.

Relationship Building, Influence and Communication

•
Initiates interaction, engages with people quickly, builds relationships and maintains them over time. Able to use his/her interpersonal impact and communication skills to help influence and align people around an idea, a strategy, or an action.
•
Proactive networker who readily establishes external connections and uses them to the benefit of TripAdvisor and its stakeholders.
•
Has the EQ to understand individual, team and organizational dynamics; is a natural connector who actively builds bridges between people, teams, and divisions. Knows when to

- -

8

• Comunicatore persuasivo e convincente, efficace con diversi tipi di pubblico. Ascolta bene e trasmette messaggi chiari con passione, trasparenza e convinzione.

lead from the front and when to share the spotlight to enable the leadership of others.

•
Persuasive and compelling communicator who is effective with different audiences. Listens well and delivers crisp messages with passion, transparency and conviction.